UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

KKR & Co. Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300

(Address, zip code, and telephone number, including area code, of registrant's principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.25% Series D Mandatory Convertible Preferred Stock	KKR PR D	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange
6.875% Subordinated Notes due 2065	KKRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 21, 2026, KKR & Co. Inc. (the “Company”) reconvened its previously disclosed special meeting of stockholders (the “Reconvened Special Meeting”), which was originally convened on April 21, 2026 (the “April 21 Special Meeting”) and adjourned with respect to Proposal 1. Proposal 1 is a proposal to eliminate the supermajority voting requirement to amend certain provisions of the Company’s Second Amended and Restated Certificate of Incorporation (the “Existing Charter”) and requires the affirmative vote of the holders of at least 90% of the Company’s outstanding common stock to be approved.

At the April 21 Special Meeting, the Company’s stockholders approved each of Proposals 2, 3, and 4, relating to amendments to the Existing Charter, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 27, 2026.

At the time of the Reconvened Special Meeting, Proposal 1 received support from the Company’s Series I preferred stockholder and from common stockholders as follows:

Votes For	Votes Against	Votes Abstained	% of Votes Cast For	% of Outstanding For
772,091,964	17,097,954	1,035,107	97.83%	86.60%

The presence of the holders of at least 90% of the voting power of the Company’s outstanding common stock, or 802,395,805 shares of common stock, was required to constitute a quorum with respect to Proposal 1. A quorum was not present at the Reconvened Special Meeting with respect to Proposal 1, so the Company concluded the Reconvened Special Meeting without conducting any business and Proposal 1 was not submitted to a vote. The Reconvened Special Meeting was not further adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: May 28, 2026	By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary